CONSOLIDATED BALANCE SHEETS [Parenthetical] - USD ($) $ in Thousands	Dec. 31, 2016	Dec. 31, 2015
Allowance for doubtful accounts trade receivables, net (in dollars)	$ 2,160	$ 1,885
Ordinary stock, par value (in dollars per share)	$ 0.1	$ 0.1
Ordinary stock, shares authorized	50,000,000	50,000,000
Ordinary stock, shares issued	44,355,770	44,335,220
Ordinary stock, shares outstanding	44,355,770	44,335,220